UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 25, 2026

AVISTA CORPORATION

(Exact name of Registrant as Specified in Its Charter)

Washington	001-03701	91-0462470
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1411 East Mission Avenue
Spokane, Washington		99202-2600
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s Telephone Number, Including Area Code: 509 489-0500

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock	AVA	The New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Section 2 – Financial Information

Item 2.02 Results of Operations and Financial Condition.

On February 25, 2026, Avista Corporation (Avista Corp.) will issue a press release reporting financial results for the quarter and year ended December 31, 2025. A copy of the press release is furnished as Exhibit 99.1 to this report.

Section 7 – Regulation FD

Item 7.01 Regulation FD Disclosure.

On February 25, 2026, Avista Corp. will hold a webcast conference call with securities analysts to discuss financial results for the fourth quarter and fiscal year ended December 31, 2025, during and after which an illustrative slide presentation will be available on Avista Corp.'s internet website. A copy of this slide presentation is furnished as Exhibit 99.2 to this report.

Section 9 – Financial Statements and Exhibits

Item 9.01 Financial Statements and Exhibits.

(d)	Exhibits
99.1	Press release dated February 25, 2026, which is being furnished pursuant to Item 2.02.
99.2	Slide presentation dated February 25, 2026, which is being furnished pursuant to Item 7.01
104	Cover Page Interactive Data File (formatted as inline XBRL with applicable taxonomy extension information contained in Exhibits 101.)

Note to Sections 2 and 7 – The information contained in Items 2.02 and 7.01, as well as Exhibits 99.1 and 99.2, is “furnished” pursuant to General Instruction B2 to Form 8-K, shall not be considered “filed” for purposes of Section 18 of the Securities Exchange Act of 1934 (“Exchange Act”) and shall not be incorporated by reference into any filing under the Securities Act of 1933 (“Securities Act”) or the Exchange Act. Accordingly, such information shall not be subject to the liabilities of Section 18 of the Exchange Act or Section 11 or 12(a)(2) of the Securities Act.

Neither the references to Avista Corp.’s internet website in this Current Report nor the posting of any press release or financial presentation on such website shall, under any circumstances, be deemed to incorporate any information available on such website into this Current Report. The information available on Avista Corp.’s internet website is not part of this Current Report or any other report or other document furnished or filed by Avista Corp. with the Securities and Exchange Commission.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

AVISTA CORPORATION
(Registrant)

Date:	February 24, 2026	/s/ Kevin J. Christie
Senior Vice President, Chief Financial Officer, Treasurer and Regulatory Affairs Officer